Exhibit 10.1

Executive Vice President of Sales (EVP)

Q2 FY14 Sales Compensation Plan	Effective: 5/1/2013

Notes To Plans:

•    Full on Target Earnings (OTE) will be paid when 100% of the sales targets are met. If paid monthly you will be paid incrementally matching the achievement percent of the team you are compensated against. OTE is split between the major components noted below.

•    Commissions can be paid monthly, at the end of the month following the closed month (usually on the 30th/31st of each month, Ex. paid June 30 for May work).

•    Management reserves the right to change the compensation plan at any time at their sole discretion and delay commission payment on any transaction.

•    Variable compensation payments will be held until you accept your compensation plan. If you find an error in your plan, please notify your manager immediately.

PRODUCT COMMISSIONS

Info

•   Quota is based on an ARR number (Annual Recurring Revenue) equal to the amount of subscription revenue Rally would receive in a 12-month period.

•   Quota is assigned on an individual basis and is rolled up to a Team (Territory/Region/Total). Individuals are paid based on the Team quota attainment (not individual attainment).

•   Rates — You will either have

•      (1) A single “Combined” (new and renewal combined into one number) quota and rate. For individuals whose comp plan is tied to INTL, RAM, a new territory, a regional quota, or a company number.

•      Base Rate is used to 100% of quota - Quarter Product Variable (90% of quarterly variable OTE) divided by your Quarter Team Total Product Quota

•      Quarterly Accelerator Rate - Over 100% = Quarterly Accelerator Rate (Found in Commission Statement)

•      No annual quota, base rate, or accelerator rate

•      (2) “Independent” New and Renewal quotas and rates.  For individuals that are in established North American GEO or EA territories.

•      New

•      Base Rate is used to 100% quota - Quarter New Product Variable (60% of quarterly variable OTE) divided by your Quarter Team New Quota.

•      Quarterly Accelerator Rate - Over 100% = Quarterly Accelerator Rate (Found in Commission Statement)

•      Annual Accelerator Rate - Over 100% of Annual quota = Annual Accelerator Rate (Found in Commission Statement. This payment will occur at the end of the Fiscal Year)

•      Renewal

•      Base Rate = Quarter Renewal Product (30% of quarterly variable OTE) Variable divided by your Quarter Team Renewal Product Quota. Used on every renewal dollar sold.

•      Quarterly Accelerator Rate = None. Any achievement over renewal quota is paid at base rate.

•      No annual quota, base rate, or accelerator rate

•   Commissions will be clawed back to the Team at the rate originally paid if the customer does not fulfill 12 months of subscription obligation or ceases to pay.

•   Clawbacks will apply to unpaid subscription fees only.

Subscriptions

•   Quota attainment is applied for the first 12 months on New Orders and Renewal Orders assuming renewal orders are 12, 24, or 36 months long.

Perpetual Licenses

•   Quota attainment is applied for perpetual deals “as if it were a subscription deal.”

•   Recalculate ARR by taking: (seat count TIMES monthly subscription list price TIMES (100% MINUS discount % given) TIMES 12).

Multi-Year Subscriptions — New and Renewal

•   Quota attainment and commissionable amount is applied based on the ARR + the ARR MultiYear Discount amount (negates the multiyear discount).

SERVICES COMMISSIONS — Services Contracts/ SOWs Fully Executed

•    Quota is applied based on dollar value of a Statement of Work (SOW).

•    Quota is assigned on an individual basis and is rolled up to a Team (Territory/Region/Total).

•    Individuals are paid based on the Team quota attainment (not individual attainment).

•    Base Services Rate is calculated as 10% of your quarterly variable OTE divided by your Quarter Team Service Quota.

•    300% Rule

•      Accelerator rates apply for attainment between 100% of services quota and 300% of quota at an accelerator rate found in the commission statement. Anything above 300% is paid at the Base Services Rate.

•      For any SOW over $100,000.

•      50% of commissionable amount will be booked during the month the SOW was closed.

•      Remaining 50% of commissionable amount will be booked at end of quarter up to 300% of quota.

•      Anything over 300% of quota will be paid in following quarters at their base rate upon deliver.

•    Accelerator rates are only paid once the individual has reached at least X% (found in commission statement) of their Team Subscription Quota. Once X%  of Team Subscription Quota percent attainment has been reached, the accelerators are paid retroactively for the quarter on all attainment over 100%.

•    Management reserves the right to claw back amounts that do not eventually get delivered.

MANAGEMENT BY OBJECTIVE (MBO)

•    MBO’s are based on a Plan provided separately by management.

•    MBO’s are paid either monthly or quarterly as defined in the plan.

/s/ Don Hazell	05-June-2013	/s/ Tim Miller	06-June-2013
Employee Signature	Date	Manager Signature	Date

Don Hazell		Tim Miller
Printed Name		Printed Name